                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, For Use of The
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         POLYDEX PHARMACEUTICALS LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each of securities to which transaction applies:


--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5) Total fee paid:


--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:


--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:


--------------------------------------------------------------------------------
(3) Filing Party:


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(4) Date Filed:


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



                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

TO OUR MEMBERS:

         The 1997 Annual General Meeting of Members will be held at 10:00 a.m., local time, on Thursday, June 19, 1997, at the offices of the Company, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas. At the Annual General Meeting, Members will elect two Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting in 2000 or until their successors are elected. In addition, Members will vote on a proposal to amend the Articles of Association to increase the maximum number of members of the Board of Directors to nine. Members will also vote on a proposal to amend the Articles of Association to effect a one-for-ten reverse stock split of the Company's Common Shares and Class B Preferred Shares. Management will also report on fiscal year 1997 results. We urge you to attend the meeting and to vote for these proposals. These matters are described in more detail in the attached Proxy Statement, which we encourage you to read carefully.

         The formal notice of the Annual General Meeting and the Proxy Statement containing information relative to the meeting follow this letter.

         Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the envelope provided to assure that your shares will be voted. If you do attend the meeting, and the Board of Directors joins me in hoping you will, there will be an opportunity to revoke your proxy and to vote in person.

                                           Sincerely,

                                           George G. Usher

                                           President and Chief Executive Officer

May 19, 1997

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

                NOTICE OF 1997 ANNUAL GENERAL MEETING OF MEMBERS

                                  May 19, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual General Meeting of the Members of Polydex Pharmaceuticals Limited (the "Company") will be held at the offices of the Company, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas, on Thursday, June 19, 1997, at 10:00 a.m., local time, for the following purposes:

1. To vote on the proposal to elect two directors to the Company's Board of Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting of Members in 2000 or until their successors are elected;

2. To vote on the proposal to amend the Company's Articles of Association to increase the maximum number of members of the Board of Directors from six members to nine members;

3. To vote on the proposal to amend the Company's Articles of Association to effect a one-for-ten reverse stock split of the Company's Common Shares and Class B Preferred Shares; and

4. To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on May 6, 1997, as the date for the determination of the Members entitled to notice of, and to vote at, the meeting and any adjournment thereof (the "Record Date"). Only holders of the Common Shares and the Class B Preferred Shares of record at the close of business on the Record Date are entitled to notice and to vote at the 1997 Annual General Meeting. The Company's Annual Report to Shareholders for the year ended January 31, 1997, is being mailed to Members with the Proxy Statement.

         The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered and voted upon at the Annual General Meeting, and Members are encouraged to read it in its entirety.

         You are cordially invited to attend the 1997 Annual General Meeting. Whether or not you expect to be present at the Annual General Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you do attend the Annual General Meeting, you may revoke your Proxy in accordance with the methods described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies" and vote your shares in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            SHARON D. WARDLAW

                                            Secretary

May 19, 1997

                         POLYDEX PHARMACEUTICALS LIMITED

              Sandringham House, 83 Shirley Street, Nassau, Bahamas

                                 PROXY STATEMENT
                   1997 Annual General Meeting, June 19, 1997

SOLICITATION AND    This Proxy Statement ("Proxy Statement") is expected to be
REVOCABILITY OF     mailed on or about May 19, 1997, to the holders of the
PROXIES             Common Shares and the Class B Preferred Shares (the
                    "Members") of Polydex Pharmaceuticals Limited (the
"Company") in connection with the solicitation by the Board of Directors of the Company for the 1997 Annual General Meeting of the Members ("Annual Meeting") to be held at 10:00 a.m., local time, on Thursday, June 19, 1997 at the Company's Bahamian offices, c/o Higgs & Johnson, Sandringham House, 83 Shirley Street, Nassau, Bahamas.

         Although the Company believes that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company. All dollar amounts in this proxy statement are stated in U.S. dollars unless otherwise indicated.

         Proxies given by Members for use at the Annual Meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by Bahamian law, a proxy may be revoked in any one of the following ways:

         (a) by signing a form of proxy bearing a later date and depositing it with the Secretary of the Company prior to the Annual Meeting;

         (b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary of the Company or the Chairman of the Annual Meeting;

         (c) by attending the Annual Meeting in person and personally voting the shares represented by the proxy; or

         (d) by instrument in writing executed by the Member or by his attorney authorized in writing, or, if the Member is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such Annual Meeting on the day of the meeting, or any adjournment thereof.

PURPOSES OF         The Annual Meeting has been called for the purposes of (1)
ANNUAL MEETING      electing directors, (2) amending the Articles of
                    Association to  increase  the  maximum number of members of the Board of Directors, (3) amending the Articles of Association to effect a one-for-ten reverse stock split of the Company's Common Shares and Class B Preferred Shares and (4) transacting such other business as may properly come before the meeting.

VOTING OF           The Board of Directors has fixed the close of business on
SECURITIES          May 6, 1997, as the date for determining the Members
                    entitled to notice of, and to vote at, the Annual Meeting
and any adjournment thereof (the "Record Date"). A total of 28,252,182 Common Shares of a par value of U.S. $.00167 each (the "Common Shares") and 8,994,000 Class B Preferred Shares of a par value of $.00167 each (the "Class B Preferred Shares") were outstanding at the close of business on that date. Each Common Share and each Class B Preferred Share is entitled to one vote for any matter presented at the Annual Meeting for consideration and action by the Members. In addition, the Company has authorized 1,000,000 Class A Preferred Shares of a par value of U.S. $0.01 each (the "Class A Preferred Shares"), none of which are outstanding.

         The presence, in person or by proxy, of the holders of a majority of Common Shares and Class B Preferred Shares entitled to vote will constitute a quorum for the meeting. Voting of Common Shares and Class B Preferred Shares is on a non-cumulative basis. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the Common Shares and Class B Preferred Shares voting at the meeting is required for approval of (i) the election of each of the nominees for director, (ii) the amendment to increase the maximum number of members of the Board of Directors and (iii) the amendment to effect a one-for-ten reverse stock split of the Common Shares and the Class B Preferred Shares.

         All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the Members giving such proxies. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, (2) THE AMENDMENT TO INCREASE THE MAXIMUM NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS AND (3) THE AMENDMENT TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF THE COMMON SHARES AND CLASS B PREFERRED SHARES.

         For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.

OWNERSHIP OF        The following table sets forth certain information regarding
VOTING              beneficial ownership of the Common Shares and the Class B
SECURITIES          Preferred Shares, as of May 6, 1997, by (i) persons owning beneficially 5% or more of the Class B Preferred Shares
and/or the Common Shares, (ii) each of the Company's directors and certain of its executive officers, and (iii) all directors and executive officers as a group:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

                         Name and Address of              Amount and Nature of                  Percent
Title of Class           Beneficial Owner                 Beneficial Ownership               of Class (8)
--------------           ---------------------            --------------------               ------------
Class B                  George G. Usher                       5,994,000                         66.7%
Preferred Shares         Director, President
                         and CEO
                         RR 1, Kettleby, Ontario
                         Canada, L0G 1J0

Class B                  Thomas C. Usher                       3,000,000                         33.3%
Preferred Shares         Vice-Chairman and
                         Director
                         P.O. Box N7525
                         Nassau, Bahamas

Common Shares            Joseph Buchman                        1,017,351 (1)                      3.6%
                         Director
                         46 Belmont Drive West
                         Roslyn, NY 11577

Common Shares            Natu Patel                              113,900 (2)                         *
                         Director
                         9767 Sun Pointe Drive
                         Boynton Beach, FL 33437

                         Name and Address of              Amount and Nature of                 Percent
Title of Class           Beneficial Owner                 Beneficial Ownership               of Class (8)
--------------           ---------------------            --------------------               ------------
Common Shares            George G. Usher                      863,342(3)                        3.1%
                         Director, President
                         and CEO
                         RR 1, Kettleby, Ontario
                         Canada, LOG 1J0

Common Shares            Ruth L. Usher                      1,771,397(4)                        6.3%
                         Director
                         P.O. Box N7525
                         Nassau, Bahamas

Common Shares            Thomas C. Usher                    7,173,364(5)                       25.4%
                         Vice-Chairman and
                         Director
                         P.O. Box N7525
                         Nassau, Bahamas

Common Shares            Sharon D. Wardlaw                     12,400(6)                           *
                         Secretary and Treasurer
                         5 Gondola Crescent
                         Scarborough, Ontario
                         Canada M1G 2J2

Common Shares            Alec D. Keith                        800,000(7)                        2.8%
                         Chairman and Director
                         4802 N. Greentree Drive
                         Litchfield Park, AZ 85340

                         All Executive Officers and         9,980,357                          41.1%
                         Directors as a Group
                         (7 persons) (9)

-----------------------------
*Less than one (1%) percent.

(1) Includes 503,977 shares owned directly by Joseph Buchman and 413,374 shares owned directly by Josette Buchman, his wife, and 100,000 shares under option to Joseph Buchman, subject to acquisition within sixty (60) days.

(2) Includes 3,900 shares owned by Natu Patel and 110,000 shares under option to Natu Patel subject to acquisition within sixty (60) days.

(3) Includes 227,713 shares owned directly by George G. Usher, 64,629 shares owned directly by his wife, Shelagh Usher, and 571,000 shares under option to George G. Usher, subject to acquisition by George G. Usher within sixty (60) days.

(4) Includes 1,271,397 shares owned directly by Ruth L. Usher, and 500,000 shares under option to Ruth L. Usher, which are subject to acquisition by Ruth Usher within sixty (60) days. Also included in share holdings of Thomas C. Usher, her husband. See Note 5 below.

(5)      Includes 1,058,549 shares owned directly by Thomas C. Usher,
         3,267,652 shares owned by companies controlled by Thomas C.
         Usher, 1,075,766 shares under option subject to acquisition by Thomas C. Usher within sixty (60) days, 1,271,397 shares owned directly by Ruth L. Usher, his wife, and 500,000 Common Shares under option, subject to acquisition by Ruth L. Usher within sixty (60) days. Does not include shares owned by George G. Usher, his son, or by the family of George G. Usher.

(6) Includes 400 shares owned directly by Sharon D. Wardlaw and 12,000 shares under option to her, subject to acquisition within sixty (60) days.

(7) Includes 500,000 shares owned directly by Alec D. Keith and 300,000 shares under option to him, subject to acquisition within sixty (60) days.

(8) As of May 6, 1997, the Record Date, the Company had outstanding 8,994,000 Class B Preferred Shares and 28,252,182 Common Shares and options exercisable within sixty (60) days to purchase an additional 3,170,766 Common Shares, for a total of 31,442,948 Common Shares.

(9) Includes ownership of Common Shares only. George G. Usher and Thomas C. Usher own all of the outstanding Class B Preferred Shares, as outlined above.



BOARD OF            The Board of Directors currently consists of six members.
DIRECTORS           The directors of the Company are divided into three classes, each consisting of two directors, designated as Class I,
Class II and Class III. At each Annual Meeting, one class of directors is elected to serve for a three-year term or until their respective successors are duly elected and qualified. James F. Grandy resigned as a Class I Director effective October 30, 1996. On November 1, 1996, Thomas C. Usher resigned from the position of Chairman of the Board and was appointed Vice-Chairman of the Board of Directors. On November 1, 1996, Alec D. Keith was appointed by the Board of Directors as a Class I Director and Chairman of the Board.

         No director is compensated for serving on the Board. George G. Usher, Thomas C. Usher and Natu Patel, all of whom are directors, receive payment as officers and employees of the Company. Family relationships among the Company's officers and directors include: Thomas C. Usher and George G. Usher are father and son, and Thomas C. Usher and Ruth L. Usher are husband and wife.

         The following provides, as of May 6, 1997, the continuing directors whose terms of office will continue after the Annual Meeting, their principal occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
                   ANNUAL MEETING IN 1998 (CLASS I DIRECTORS)
                   ------------------------------------------

                                                                                  Year First
                                                                                    Elected
              Name and Occupation                       Age                        Director
              -------------------                       ---                        --------

JOSEPH BUCHMAN, Senior Account                          57                           1981
Executive with the Metropolitan Life
Insurance Company since 1979.

ALEC D. KEITH, Chairman of the Board                    64                           1996
since November 1996. He currently serves
as a director of Watson Pharmaceuticals,
Inc.  Chairman of Watson Pharmaceuticals,
Inc. from 1991 to 1996. Prior to joining
Watson Pharmaceuticals, he served as
Chairman and CEO of Zetachron Inc., a
company which he co-founded, from 1984
until its merger into Watson Pharmaceuticals
in 1991.

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
                   ANNUAL MEETING IN 1999 (CLASS II DIRECTORS)
                   -------------------------------------------

                                                                                  Year First
                                                                                   Elected
              Name and Occupation                       Age                        Director
              -------------------                       ---                        --------

NATU PATEL, Vice President (Reseach &                   51                           1987
Development) of the Company and the President
of Chemdex, Inc., a subsidiary of the
Company, since 1994. Previously
employed by the Company in various
positions since 1972. Founder of Novadex,
Inc., a company controlled by Thomas C. Usher,
which performs scientific research for the
Company.

RUTH L. USHER, Retiree since 1991.                      82                           1979




PROPOSALS

                                 PROPOSAL NO. 1

                            ELECTION OF BOARD MEMBERS

                               NOMINEES FOR TERMS

          EXPIRING AT THE ANNUAL MEETING IN 2000 (CLASS III DIRECTORS)
          ------------------------------------------------------------

        The following two persons, each of whom is currently serving as a director, have been nominated for re-election by the Board of Directors to serve as directors for a term expiring at the Annual Meeting in 2000:

                                                                                  Year First
                                                                                    Elected
              Name and Occupation                       Age                        Director
              -------------------                       ---                        --------

GEORGE G. USHER, President and Chief                    38                           1988
Executive Officer of the Company since
1993 and 1996, respectively. Vice
President of Dextran Products Limited, a
subsidiary of the Company, since
1987.  Previously employed by
the Company in various positions since
1982.

THOMAS C. USHER, Vice-Chairman of                       82                           1979
the Company since November 1996.
Chairman and Chief Executive Officer
of the Company from May 1972
to November 1996.  Chairman of Dextran
Products Limited and of all of the
Company's other subsidiaries since their
formation.

        All nominees for director have indicated their willingness to serve. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any director nominee or nominees, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

        VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by poxy, and entitled to vote at the Annual Meeting is required to elect each of the nominees for director. All proxies will be voted to elect each of the nominees for director unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                                 PROPOSAL NO. 2

                     AMENDMENT TO ARTICLES OF ASSOCIATION TO
                       INCREASE SIZE OF BOARD OF DIRECTORS

        GENERAL. Currently, Article 53 of the Articles of Association of the Company (the "Articles") provides that the authorized number of directors shall not be less than three nor more than six and that the Members may by ordinary resolution from time to time increase or reduce the maximum or minimum number of directors. To date, the Members have authorized a maximum of six directors. On April 2, 1997, the Board of Directors adopted a resolution to amend Article 53 of the Articles to increase the maximum number of directors to nine (the "Authorized Directors Amendment").

        TEXT OF AUTHORIZED DIRECTORS AMENDMENT. The Authorized Directors Amendment will be formally implemented by amending the present Article 53 of the Articles as follows:

        Delete the first sentence of Article 53 in its entirety and substitute with the following new first sentence of Article 53:

        Subject as hereinafter provided, the Directors shall not be less than three (3) nor more than nine (9).

        REASONS FOR THE AUTHORIZED DIRECTORS AMENDMENT. The purpose of the Authorized Directors Amendment is to provide more flexibility to the Board with respect to determining the number of directors on the Board. With the ability to fix the number of directors at a number greater than six, the Company may retain additional directors whose skills and experience will benefit the Company and the conduct and operations of the Board, without subjecting the Company or its Members to the additional expense and effort required to amend the Articles each time the Company wishes to add a new director.

        EFFECT OF THE AUTHORIZED DIRECTORS AMENDMENT. Upon Member approval of the Authorized Directors Amendment, the authorized number of directors shall not be less than three nor more than nine. As a result, there will be a vacancy of three members of the Board of Directors. In addition, the size of each of the three classes of directors will be increased to three members.

        At present, the Board of Directors has no intention of nominating individuals at the Annual Meeting to fill any of the vacancies resulting from the approval of the Authorized Directors Amendment. The Board will retain the authority granted to it under Article 68 of the Articles to fill the three vacancies at a later date without obtaining Member approval.

        VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Authorized Directors Amendment. All proxies will be voted to approve the Authorized Directors Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AUTHORIZED DIRECTORS AMENDMENT TO INCREASE THE MAXIMUM NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 3

      AMENDMENT TO ARTICLES OF ASSOCIATION TO EFFECT A REVERSE STOCK SPLIT

        DESCRIPTION OF THE REVERSE STOCK SPLIT. On April 2, 1997, the Board of Directors adopted a resolution proposing that the Articles be amended to effect a one-for-ten reverse stock split of the authorized and outstanding Common Shares and Class B Preferred Shares (the "Reverse Split"). If the Reverse Split is approved by the requisite vote of the Company's Members, upon the filing of a certified copy of the resolution authorizing amendment to the Articles with the Bahamian Registrar (the "Reverse Split Amendment"), the Reverse Split will be deemed effective on the date of such filing (the "Reverse Split Effective Date").

        Without any further action on the part of the Company or the Members, after the Reverse Split, each certificate representing Common Shares and Class B Preferred Shares outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed to represent one tenth of the number of Common Shares and Class B Preferred Shares after the Reverse Split (the "New Shares").

        The Company has authorized 1,000,000 Class A Preferred Shares of $0.01 par value each. As of the Record Date, the Company has not issued any Class A Preferred Shares. Currently, each Class A Preferred Share is convertible into one Common Share. Neither the conversion ratio nor the other rights of the Class A Preferred Shares will be affected by the Reverse Split. However, the aggregate number of Common Shares into which the authorized Class A Preferred Shares are convertible will be reduced by a factor of ten.

        Accordingly, the number of Common Shares authorized by the Articles will be reduced from 40,000,000 to 4,000,000 as a result of the Reverse Split. In addition, the aggregate number of Common Shares into which the Class A Preferred Shares are convertible will be reduced from 1,000,000 to 100,000. Also, the number of Class B Preferred Shares authorized by the Articles will be reduced from 8,994,000 to 899,400 as a result of the Reverse Split. Finally, the number of Class A Preferred Shares authorized by the Articles will be reduced from 1,000,000 to 100,000.

        No certificates or scrip representing fractional shares of the Common Shares and Class B Preferred Shares will be issued to Members because of the Reverse Split. Nor will Members receive cash for any fraction of shares. In lieu thereof, each Member whose Old Shares are not evenly divisible by 10 will receive one additional New Share for the fractional New Share that such Member would otherwise be entitled to receive as a result of the Reverse Split. If a Member owns fewer than ten Old Shares, that Member will be entitled to one whole New Share. This method will cause a slight increase in the total number of New Shares outstanding after the Reverse Split from the numbers stated below under the heading "Effect of Reverse Split on Members". The actual number of New Shares cannot be determined until after the Reverse Split Effective Date.

        REASONS FOR THE REVERSE STOCK SPLIT. The Board of Directors believes that the Reverse Split is in the best interests of the Company and its Members for several reasons. First, the Board of Directors expects the Reverse Split to help the Company maintain its current listing on the Nasdaq Small Capitalization Market (the "Small Cap Market"). On average, the Common Shares trade at below $1.00 per share. Under existing rules, Small Cap issuers with securities trading below $1.00 per share may remain listed if they meet the following alternative test: (i) $1 million in market value of public float and (ii) $2 million in capital and surplus. The Nasdaq has recently announced that it has submitted more stringent continued listing requirements for the Small Cap Market to the Securities and Exchange Commission (the "SEC") for its approval.

        If the proposed listing requirements are adopted by the SEC in their present form, all Small Cap Market issuers will be required to maintain a $1 minimum per share price to maintain their current listing. Furthermore, the alternative test for listing will be eliminated and may no longer be relied upon by Small Cap Market issuers. The listing requirements are expected to be approved by the SEC some time later this year. Thereafter, Small Cap Market issuers will have a specified period to bring themselves into compliance before being delisted.

        Consequently, the Common Shares are in danger of being delisted from the Small Cap Market. Management believes that if the Reverse Split is approved by the Members at the Annual Meeting, and the Reverse Split is effected, then the Common Shares will have a minimum bid price in excess of $1.00 per share and, therefore, continue to be listed and traded on the Small Cap Market.

        If the Reverse Split is not approved by the Members at the Annual Meeting, then it is highly likely that the Common Shares will cease to be listed and traded on the Small Cap Market. In such event, any trading of the Common Shares will likely be conducted in the over-the-counter market of the OTC Bulletin Board. Consequently, an investor may find the Common Shares less liquid, therefore being more difficult to dispose of, or to obtain accurate quotations as to the price of the Common Shares. At present, the bid price of the Common Shares is below $1.00. The Reverse Split is necessary to keep the Company in compliance with Nasdaq's continued listing requirements. Management believes that a reverse split of the Common Shares is the best strategy to keep the Company in compliance with the proposed continued listing requirements of the Nasdaq Small Cap Market.

        Secondly, the Reverse Split should enhance the acceptance of the Common Shares by the financial community and investing public. The reduction in the number of issued and outstanding Common Shares caused by the Reverse Split and the anticipated increase in the bid price after giving effect to the Reverse Split is expected to result in a broader market for the Common Shares than that which currently exists.

        A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structuring of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower price stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The Reverse Split should result in a price level for the Common Shares that will reduce, to some extent, the effect of the above-referenced practices and policies of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Shares. The expected increased price level may also encourage interest and trading in the Common Shares and possibly promote greater liquidity for the Company's Members, although such liquidity could be adversely affected by the reduced number of Common Shares outstanding after the Reverse Split Effective Date.

        HOWEVER, THERE CAN BE NO ASSURANCE THAT ANY OR ALL OF THESE EFFECTS WILL OCCUR; INCLUDING, WITHOUT LIMITATION, THAT THE MARKET PRICE PER NEW SHARE OF COMMON SHARES AFTER THE REVERSE SPLIT WILL BE TEN (10) TIMES THE MARKET PRICE PER OLD SHARE OF COMMON SHARES BEFORE THE REVERSE SPLIT, OR THAT SUCH PRICE WILL EITHER EXCEED OR REMAIN IN EXCESS OF THE CURRENT MARKET PRICE OR THE MINIMUM PER SHARE PRICE NECESSARY TO MAINTAIN LISTING ON THE SMALL CAP MARKET. FURTHER, THERE IS NO ASSURANCE THAT THE MARKET FOR THE COMMON SHARES WILL BE IMPROVED. MEMBERS SHOULD NOTE THAT THE BOARD OF DIRECTORS CANNOT PREDICT WHAT EFFECT THE REVERSE SPLIT WILL HAVE ON THE MARKET PRICE OF THE COMMON SHARES.

        The Common Shares are currently registered under Section 12(b) of the Exchange Act and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Shares under the Exchange Act.

        EFFECT OF REVERSE SPLIT ON MEMBERS. The principal effect of the Reverse Split will be to decrease the number of Common Shares and Class B Preferred Shares authorized and outstanding by a factor of ten and increase the par value of the Common Shares and Class B Preferred Shares by a factor of ten. In addition, the number of Common Shares subject to options and the number of Common Shares into which each Class A Preferred Share is convertible will be reduced by a factor of ten. The Reverse Stock Split also would increase the exercise price of such options by a factor of ten.

        As of the Record Date, there were 28,252,182 Common Shares and 8,994, 000 Class B Preferred Shares outstanding. If the Reverse Split is effected, there will be approximately 2,825,218 Common Shares and 899,400 Class B Preferred Shares outstanding. In addition, as of the Record Date, 3,170,766 Common Shares were subject to outstanding options granted during the 1996 and 1997 fiscal years. After the Reverse Split Effective Date, 317,077 Common Shares will be subject to outstanding options.

        The par value of the Common Shares will be increased from $0.00167 to $0.0167 following the Reverse Split Effective Date. Similarly, the par value of the Class B Preferred Shares will be increased tenfold from $0.00167 to $0.0167 and the par value of the Class A Preferred Shares will be increased from $0.01 to $0.10 following the Reverse Split Effective Date.

        The New Shares issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Shares and Class B Preferred Shares will not be altered by the Reverse Split. Assuming the Reverse Split is approved by the Company's Members at the Annual Meeting, each Member's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares.

        Members have no right under Bahamian law or under the Articles to dissent from the Reverse Split or to dissent from the rounding to the nearest whole share of any fractional share resulting from the Reverse Split in lieu of issuing fractional shares.

        The Reverse Split may result in some Members owning "odd-lots" of less than 100 Common Shares. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

        EXCHANGE PROCEDURES. As soon as practicable after the Reverse Split Effective Date, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the Reverse Split Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing Old Shares to ChaseMellon Shareholder Services, the Company's exchange agent (the "Exchange Agent"). Upon completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with certificate(s) representing Old Shares, a Member will be entitled to receive a certificate representing the number of New Shares into which his Old Shares have been reclassified and changed as a result of the Reverse Split.

        MEMBERS SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. No new certificate will be issued to a Member until he has surrendered his outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent.

        TEXT OF REVERSE SPLIT AMENDMENT. The Reverse Split will be formally implemented by amending the present Article 2(a) of the Articles as follows:

        Delete the first paragraph of Article 2(a) in its entirety and substitute the following new first paragraph of Article 2(a):

        That the 40,000,000 Common Shares of $0.0016 (the 6 recurring) par value each be consolidated such that for every ten (10) Common Shares thereof one (1) Common Share of par value of $0.016 be obtained. The 8,994,000 Class B Preferred Shares of $0.0016 (the 6 recurring) par value be consolidated such that for every ten Class B Preferred Shares thereof one Class B Preferred Share par value of $0.016 be obtained. The 1,000,000 Class A Preferred Shares of $0.01 par value be consolidated such that for every ten Class A Preferred Shares they may hereafter be converted into one Common Share and that the Class A Preferred Share par value of $0.10 be obtained.

        That the authorized share capital of the Company be restated as U.S. $91,650 divided into 4,000,000 Common Shares of $0.016 par value each, 100,000 Class A Preferred Shares of $0.10 par value each, and 899,400 Class B Preferred Shares of $0.016 par value each.

        UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the material anticipated United States federal income tax consequences of the Reverse Split to Members of the Company who are United States Persons as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"). This summary is based on the United States federal income tax laws as now in effect and as currently interpreted; it does not take into account possible changes in such tax laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. This summary does not purport to address all aspects of the possible United States federal income tax consequences of the Reverse Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the United States federal income tax consequences to United States Persons which are Members of the Company in light of their individual investment circumstances, to United States Persons, if any, who are treated under the Code as having held, either directly or by attribution, ten percent or more of the total combined voting power of the Company at any time during the past five years or to United States Persons which are subject to special treatment under the United States federal income tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations, regulated investment companies and foreign taxpayers). The summary does not address any consequence of the Reverse Split of Class B Preferred Shares nor does it address any consequences of the Reverse Split under any state, local or foreign tax laws.

        The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the "Service") regarding the United States federal income tax consequences of the Reverse Split of the Common Shares. The Company, however, believes that because the Reverse Split of the Common Shares is not part of a plan to periodically increase a Member's proportionate share in the assets or earnings and profits of the Company, the Reverse Split of the Common Shares will have the following United States federal income tax effects:

        1. A Member will not recognize gain or loss on the exchange. In the aggregate, the Member's basis in the New Shares will equal his basis in the Old Shares.

        2. A Member's holding period for the New Shares will be the same as the holding period of the Old Shares exchanged therefor.

        3. Assuming that any required disclosure is made by the Members under Section 367 of the Code, the Reverse Split of the Common Shares will constitute a reorganization within the meaning of
               Section 368(a)(1)(E) of the Code.

        THE ABOVE DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH MEMBER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH MEMBER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME TAX AND OTHER LAWS.


        MISCELLANEOUS. The Board of Directors may abandon the Reverse Split at any time prior to the Reverse Split Effective Date if for any reason the Board of Directors deems it advisable to abandon the proposal. The Board of Directors may consider abandoning the Reverse Split if it determines, in its sole discretion, that the Reverse Split would adversely affect the ability of the Company to raise capital or the liquidity of the Common Shares, among other things.

        VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Reverse Split Amendment. All proxies will be voted to approve the Reverse Split Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT TO ARTICLES OF ASSOCIATION TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF THE COMMON SHARES AND CLASS B PREFERRED SHARES.

BOARD               During the fiscal year ended January 31, 1997, there were
MEETINGS AND        four meetings of the Board of Directors and action was
COMMITTEES          taken on three occasions by unanimous written consent of
                    the Board of Directors in lieu of meeting. With the
exception of Joseph Buchman, each director attended at least 75% of the aggregate number of meetings held by the Board of Directors. The Company does not have nor has it had any standing nominating, audit or compensation committees of the Board nor are there any committees which perform similar functions. Compensation decisions, including the granting of options, are made by Thomas C. Usher, Vice-Chairman, in his sole discretion, with the advice of George G. Usher, the Company's President and Chief Executive Officer.

COMPENSATION        Shown below is information concerning the annual and
OF EXECUTIVE        long-term compensation for services in all capacities to the
OFFICERS            Company for the fiscal years ended January 31, 1997, 1996
                    and 1995 of those persons who were, at January 31, 1997 (i)
the chief executive officer and (ii) the two other executive officers of the Company who had total annual salary plus bonus that exceeded $100,000 for the year ended January 31, 1997 (the "Named Officers"). No other officers of the Company had total annual salary plus bonus that exceeded $100,000 for the year ended January 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL                          LONG TERM
                                                   COMPENSATION                     COMPENSATION
                                                   ------------                     ------------
                                                                                    Common Shares
                                                                                     Underlying
Name and                    Fiscal                                                     Option
Principal Position           Year             Salary               Bonus               Awards
------------------           ----             ---------            -----               ------

George G. Usher              1997              $108,211             none               571,000
  President and              1996              $ 75,800             none               571,000
  Chief Executive            1995              $ 65,000             none               571,000
  Officer

Thomas C. Usher              1997              $120,000             none              1,275,766
  Vice-Chairman              1996              $120,000             none              1,275,766
                             1995              $120,000          $50,000              1,275,766

Natu Patel                   1997              $110,000             none               110,000
  Vice President             1996              $110,000             none               110,000
                             1995                  none             none               110,000

                        OPTION GRANTS IN FISCAL YEAR 1997

         The following table sets forth information with respect to the stock options granted to the Named Officers during the fiscal year ended January 31, 1997.

                 Number of
                 Securities   Percent of Total
                 Underlying   Options Granted                Price on                     Potential Realizable Value At Assumed
                 Options      to Employees in   Exercise     Date of    Expiration      Annual Rates of Stock Price Appreciation
Name             Granted      Fiscal Year (1)   Price (2)    Grant      Date           0%             5%                10%
----             ----------   ----------------  ---------    --------   ------------   -------------------------------------------

George G. Usher   71,000              6.56%          $.75     $1.031         6/30/97    $19,951.00    $23,611.05       $27,271.10

Thomas C. Usher  775,766             71.77%          $.75     $1.031         6/30/97    $217,993.06   $257,980.98      $297,971.72

Natu Patel       110,000             10.17%          $.75     $1.031         6/30/97    $30,910.00    $36,580.50       $42,251.00

----------------------

(1) A total of 1,080,766 stock options were granted by the Company during the fiscal year ended January 31, 1997.
(2) The market price of the Common Shares at June 28, 1996, the last trading day preceding the date of the grant, was $1.031 per share.


               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND
                       1997 FISCAL YEAR-END OPTION VALUES

         The following table sets forth, for each of the three Named Officers, the exercise of options to purchase Common Shares during the fiscal year ended January 31, 1997, and the year-end value of unexercised options to purchase Common Shares held by the three Named Officers at January 31, 1997.

                                                                           Number of Secu-
                                                                           rities Underlying             Value of Unexercised
                                  Shares                                   Unexercised Options           In-the-Money Options
                                  Acquired on        Value                 at Fiscal Year End;           at Fiscal Year End;
                                  Exercise           Realized              All Exercisable               All Exercisable (1)
                                  ------------       --------              ----------------------        -------------------
Name
----

George G. Usher                   none               none                          571,000                  $35,973.00
Thomas C. Usher                   200,000            $150,000                    1,075,766                  $67,773.26
Natu Patel                        none               none                          110,000                  $6,930.00


----------------------

(1) The market price of the Common Shares at January 31, 1997 was $0.813 per share.

EXECUTIVE           As of January 31, 1997, the following persons served as
OFFICERS            executive officers of the Company. All executive officers
                    serve for a one-year term or until their successors are
elected or appointed at the meeting of the Board of Directors immediately following the Annual Meeting.

Name                                Age                      Title
----                                ---                      -----

Alec D. Keith*                      64                       Chairman of the Board

George G. Usher*                    38                       President, CEO and
                                                             Director

Thomas C. Usher*                    82                       Vice-Chairman of the
                                                             Board

Natu Patel*                         51                       Vice President and
                                                             Director

Sharon D. Wardlaw**                 44                       Chief Financial Officer,
                                                             Secretary and Treasurer

*See "Board of Directors" for biographical information and period of service.

**Sharon D. Wardlaw has served as the Chief Financial Officer, Secretary and Treasurer of the Company since 1994. She also currently serves as the President of Dextran Products Limited, a subsidiary of the Company. Since joining the Company in 1984, she has been employed in various capacities.

EMPLOYMENT          George G. Usher and Thomas C. Usher are employed by the
AGREEMENTS          Company pursuant to employment agreements.  On December 22,
                    1993, the Company entered into an employment agreement with
George G. Usher which provided for his employment as President of the Company for a five-year term commencing February 1, 1994 at an annual salary of $65,000.

         On December 22, 1993, the Company entered into an employment agreement with Thomas C. Usher which provided for his employment as Chairman and Chief Executive Officer of the Company for a five-year term commencing February 1, 1994 at an annual salary of $120,000 subject to CPI adjustments.


TRANSACTIONS        Since February 1, 1996, none of the Company's directors,
WITH THE            executive officers, nominees for election as directors or
COMPANY             certain relatives or associates of such persons has been
                    indebted to the Company in an aggregate amount in excess
of $60,000.

SECTION 16(a)       Section 16(a) of the Exchange Act, requires the Company's
BENEFICIAL          directors, executive officers and any person who
OWNERSHIP           beneficially owns more than ten percent of the Common Shares
REPORTING           to file with the SEC, Nasdaq and the Boston Stock Exchange
COMPLIANCE          an initial report of ownership and reports of changes in
                    ownership of Common Shares. Officers, directors and
greater-than-ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company and written representations that no other reports were required, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended January 31, 1997, except that Messrs. Buchman, Patel, Grandy and George G. Usher and Ms. Wardlaw each inadvertently failed to file a single Form 4 on a timely basis to report one transaction.

         Mr. Thomas C. Usher and Mrs. Ruth L. Usher each inadvertently failed to file three Form 4s on a timely basis to report six transactions.

         The above transactions were subsequently reported on Form 5s filed with the SEC in a timely manner.

COMPANY STOCK
PERFORMANCE
                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                         POLYDEX PHARMACEUTICALS LIMITED

         The following performance graph compares the cumulative total returns of the Company's Common Shares, the Nasdaq Stock Market Index and the Nasdaq Pharmaceuticals Stock Index over a five year period ended January 31, 1997.

              Date       Company Index    Market Index    Peer Index
            01/31/92        100.000         100.000        100.000
            02/28/92        120.213         102.228         91.337
            03/31/92        106.383          97.496         82.956
            04/30/92         72.340          93.336         69.448
            05/29/92         91.489          94.539         72.033
            06/30/92         78.723          90.883         69.586
            07/31/92         78.723          93.918         73.354
            08/31/92         68.085          91.110         66.772
            09/30/92         87.234          94.322         65.528
            10/30/92         87.234          97.843         69.828
            11/30/92         68.085         105.509         80.538
            12/31/92         61.702         109.473         79.740
            01/29/93        102.128         112.731         74.117
            02/26/93         82.979         108.685         56.888
            03/31/93         91.489         111.963         57.400
            04/30/93         87.234         107.481         58.003
            05/28/93         77.660         113.944         60.379
            06/30/93         74.468         114.677         60.491
            07/30/93         77.660         114.877         58.755
            08/31/93         64.894         120.856         61.886
            09/30/93         72.340         124.244         65.580
            10/29/93         72.340         127.113         71.380
            11/30/93         79.787         123.102         69.814
            12/31/93         81.915         126.725         71.074
            01/31/94         94.681         130.764         73.235
            02/28/94         73.404         129.346         66.642
            03/31/94         52.128         121.417         57.969
            04/29/94         48.936         119.832         55.637
            05/31/94         45.745         119.974         54.886
            06/30/94         40.426         115.248         50.599
            07/29/94         42.553         117.978         52.130
            08/31/94         42.553         125.150         57.787
            09/30/94         38.298         124.977         56.989
            10/31/94         46.809         127.152         55.042
            11/30/94         32.979         122.695         55.285
            12/30/94         25.532         122.910         53.493
            01/31/95         25.532         123.333         56.454
            02/28/95         24.468         129.638         58.587
            03/31/95         19.149         133.698         57.749
            04/28/95         18.085         138.042         59.372
            05/31/95         19.149         141.433         60.120
            06/30/95         18.085         152.828         67.164
            07/31/95         28.723         163.750         72.947
            08/31/95         32.979         166.949         81.575
            09/29/95         30.851         171.032         83.922
            10/31/95         19.149         169.710         80.779
            11/30/95         25.532         173.678         84.832
            12/29/95         20.213         172.612         97.859
            01/31/96         43.617         173.779        106.359
            02/29/96         41.489         180.615        104.355
            03/29/96         37.234         181.000        101.834
            04/30/96         37.234         195.788        107.095
            05/31/96         31.915         204.709        110.722
            06/28/96         35.106         195.044         98.951
            07/31/96         22.340         177.452         88.179
            08/30/96         27.660         187.604         94.566
            09/30/96         27.660         201.669        101.181
            10/31/96         29.787         199.545         96.622
            11/29/96         31.915         211.688         95.240
            12/31/96         26.596         211.371         98.156
            01/31/97         27.660         226.479        106.399

                                     LEGEND

Symbol CRSP Total Returns Index for:                       01/31/92  01/29/93  01/31/94   01/31/95  01/31/96  01/31/97
-----  -----------------------------                       --------  --------  --------   --------  --------  --------
[ ] POLYDEX PHARMACEUTICALS LIMITED                          100.0     102.1      94.7       25.5      43.6      27.7
 *  Nasdaq Stock Market (US & Foreign)                       100.0     112.7     130.8      123.3     173.8     226.5
 .  Nasdaq Pharmaceuticals Stocks                            100.0      74.1      73.2       56.5     106.4     106.4
    SIC 2830-2839 US & Foreign

NOTES:
    A. The lines represent monthly index levels derived from compounding daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D. The index level for all series was set to $100.0 on 01/31/92.

         There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.

INDEPENDENT          Historically, KPMG (formerly KPMG Peat Marwick Thorne)
PUBLIC               (the "Former Accountant") has been engaged as the principal
ACCOUNTANT           accountant to audit the Company's financial statements. On
                     March 7, 1996, the Company was advised by its Former
Accountant that it would decline to stand for re-election after the completion of the audit for the fiscal year ended January 31, 1996. The decision to engage a new independent public accountant was not recommended or approved by the board of directors of the Company.

         No report of the Former Accountant on the financial statements of the Company for either of the past two fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's past two fiscal years, or in the interim period from February 1, 1996 (the start of the Company's most recent fiscal year) through April 30, 1996 (the date of the report from the Former Accountant to the Company for its audit of the Company's fiscal year ended January 31, 1996) there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         During the Company's past two fiscal years, or in the interim period from February 1, 1996 (the start of the Company's most recent fiscal year) through April 30, 1996 (the date of the report from the Former Accountant to the Company for its audit of the Company's fiscal year ended January 31, 1996) there were no reportable events as defined by SEC rules and regulations.

         At the 1996 Annual Meeting, the Members authorized the Board of Directors to engage either Ernst & Young LLP or Arthur Andersen LLP following adjournment of the Annual Meeting. On December 18, 1996, the Company engaged Ernst & Young LLP as independent public accountants of the Company for the 1997 fiscal year. Members are not being asked to approve their selection because such approval is not required under the Articles.

         Representatives of Ernst & Young LLP are not expected to be present at the meeting.

FINANCIAL           The consolidated balance sheet, consolidated income
STATEMENTS          statement and other financial statements together with the notes thereto for the fiscal year ended January 31, 1997 are included in the Company's 1997 Annual Report which accompanies this Proxy Statement.

1997 ANNUAL         The Company will provide without charge to each person
REPORT AND          solicited by this Proxy Statement, upon the written request
FORM 10-K           of such person, a copy of the Company's Annual Report on
                    Form 10-K, which includes financial statements, for the
fiscal year ended January 31, 1997. Such requests should be directed to Debbie MacAskill, Polydex Pharmaceuticals Limited, 421 Comstock Road, Scarborough, Ontario, Canada M1L 2H5.

1998                The 1998 Annual Meeting will be held on or about June 26,
MEMBER              1998. The deadline for Members to submit proposals to the
PROPOSALS           Company Secretary for inclusion in the Proxy Statement for the 1998 Annual Meeting is expected to be February 26,
1998. The inclusion of any proposal will be subject to applicable rules of the SEC. In the event, however, that the date of the 1998 Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the Company within a reasonable time before the solicitation in connection with the meeting is made.

OTHER BUSINESS      Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the Board designated proxy holders (George G. Usher and Peter J. Higgs) to vote the shares represented thereby on such matters in accordance with their judgment.

                                          By Order of the Board of Directors,

                                          SHARON D. WARDLAW

                                          Secretary

May 19, 1997

PROXY

                         POLYDEX PHARMACEUTICALS LIMITED

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned member hereby appoints Peter J. Higgs and George G. Usher proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Polydex Pharmaceuticals Limited standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual General Meeting of Members of the Company to be held on June 19, 1997 or any adjournment thereof. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, IN FAVOR OF THE PROPOSAL TO AMEND THE ARTICLES OF ASSOCIATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS, AND IN FAVOR OF THE PROPOSAL TO AMEND THE ARTICLES OF ASSOCIATION TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF COMMON SHARES AND CLASS B PREFERRED SHARES. AS TO ANY OTHER MATTER OR IF ANY OF SAID NOMINEES IS NOT AVAILABLE FOR ELECTION, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

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                            - FOLD AND DETACH HERE -

                                                            Please mark
                                                            your votes as   [X]
                                                            indicated in
                                                            this example.




(Continued from other side)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

Item 1 - ELECTION OF DIRECTORS      Nominees:  Thomas C. Usher and George G. Usher

     FOR ALL          WITHHOLD             WITHHELD FOR:  (WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
     NOMINEES      AUTHORITY FOR
      LISTED     ALL NOMINEES LISTED
       [ ]                [ ]              ----------------------------------------------


Item 2 - PROPOSAL TO AMEND ARTICLES OF ASSOCIATION TO INCREASE MAXIMUM NUMBER OF DIRECTORS

      FOR               AGAINST           ABSTAIN
      [ ]                 [ ]               [ ]


Item 3 - PROPOSAL TO AMEND ARTICLES OF ASSOCIATION TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT
         OF COMMON SHARES AND CLASS B PREFERRED SHARES.

      FOR               AGAINST           ABSTAIN
      [ ]                 [ ]               [ ]

                                                            Dated:                                              , 1997
                                                                  ----------------------------------------------

                                                            --------------------------------------------------------
                                                            Signature(s)

                                                            --------------------------------------------------------
                                                            Signature(s)

                                                            Please date, sign as name appears hereon, and
                                                            return promptly. Joint owners should each
                                                            sign. When signing as corporate officer,
                                                            partner, attorney, executor, administrator,
                                                            trustee or guardian, please give full title.
                                                            Please note any changes in your address
                                                            alongside the address as it appears in the
                                                            proxy.

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                            - FOLD AND DETACH HERE -